EXHIBIT 10.1

AMENDMENT NUMBER TWO
TO THE VECTREN CORPORATION
CHANGE IN CONTROL AGREEMENT

This amendment number two will apply to the following Senior Vice Presidents:

M. Susan Hardwick - Senior Vice President and Chief Financial Officer for Vectren Corporation

Eric J. Schach - Senior Vice President, Utility Operations of Vectren Corporation and President of Vectren Utility Holdings, Inc.

Robert E. Heidorn - Senior Vice President, General Counsel, Chief Compliance Officer and Assistant Secretary for Vectren Corporation

EXHIBIT 10.1

AMENDMENT NUMBER TWO
TO THE VECTREN CORPORATION
CHANGE IN CONTROL AGREEMENT
This Amendment Number Two to the Vectren Corporation Change in Control Agreement (this “Amendment”) is entered into to be effective as of October 1, 2014 (the “Effective Date”) between Vectren Corporation (the “Company”) and __________ (“Executive”).
WHEREAS, the Company and Executive are parties to the Vectren Corporation Change in Control Agreement dated as of December 31, 2011 (as amended, the “Original Agreement”);
WHEREAS, Executive has been promoted to Senior Vice President; and
WHEREAS, the Company and Executive desire to amend the Original Agreement to provide for certain additional benefits due to Executive’s promotion.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.    The words “one (1)” in Section 2(a)(ii)(A) of the Original Agreement are hereby amended and restated to read “one and one half (1.5)”.
2.    The words “one (1) year” in Section 2(b) of the Original Agreement are hereby amended and restated to read “one and one half (1.5) years”.
3.    This Amendment is to be effective on the Effective Date. Except as specifically amended herein, all other terms and conditions contained in the Original Agreement shall remain unchanged and shall continue in full force and effect.
4.    This Amendment may be executed in one or more counterparts, each of which when taken together shall be deemed one original Amendment.
IN WITNESS WHEREOF, Executive has hereunto set Executive’s hand and the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

________________________________________
_________________, Executive

Vectren Corporation

By: _____________________________
Printed: __________________________
Its: ______________________________

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